Exhibit 10.2 NED Fully-Vested Form WEIL\101588137\1\80807.0028 WEX INC. AMENDED AND RESTATED 2019 EQUITY AND INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT [____] DEFERRED CASH RETAINER GRANT THIS AWARD AGREEMENT (this “Agreement”) is entered into by and between WEX Inc., a Delaware corporation (the “Company”), and the individual (the “Grantee”) listed on the attached Memorandum (which is incorporated herein by reference, the “Memorandum”), effective as of the Date of Grant set forth on such Memorandum (the “Date of Grant”), pursuant to the terms and conditions of the WEX Inc. Amended and Restated 2019 Equity and Incentive Plan (the “Plan”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Plan. WHEREAS, the Company has adopted the Plan (the prospectus of which was provided to the Grantee), which is incorporated herein by reference and made part of this Agreement; WHEREAS, in accordance with the Company’s Amended and Restated Non-Employee Directors Deferred Compensation Plan (the “Deferral Plan”) and the rules established by the Board, prior to [January 1, 202[_]]1 (the “Election Date”), the Grantee has provided the Company with a deferral election form pursuant to which the Grantee has elected to defer all or a portion of the Grantee’s annual cash retainer in respect of the Grantee’s Service (as defined below) following the Election Date (such amount deferred, the “Deferred Amount”); WHEREAS, in accordance with the Deferral Plan and the rules established by the Board, the Deferred Amount will be issued to the Grantee in the form of fully-vested restricted stock units, which restricted stock units will be credited to the Grantee’s separate deferred compensation account on the Company’s books (the “DC Account”); WHEREAS, the Board has the authority under the Plan to grant Awards to eligible directors of the Company and its subsidiaries (collectively, the “Company Group”); and WHEREAS, the Board has determined that it would be in the best interests of the Company and its stockholders to grant the Award provided for herein to the Grantee pursuant to the Plan and this Agreement. NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Company and the Grantee agree as follows: 1) Award. Subject to (i) the terms and conditions set forth in the Plan and this Agreement and (ii) the Grantee’s acknowledgement of this Agreement and the Memorandum, the Company hereby grants the Grantee the number of Restricted Stock Units set forth in the Memorandum (the “RSUs”), which RSUs have a Grant Date Fair Market Value equal to the Deferred Amount. 1 Note to Draft: To be updated for any new directors who make an initial deferral election.

2 2) Vesting. The RSUs shall be fully vested on the Date of Grant. 3) Deferral of RSUs. In accordance with the Deferral Plan and the rules established by the Board, the RSUs granted hereunder shall be credited to the Grantee’s DC Account in accordance with, and subject to the terms and conditions of, the Deferral Plan. 4) Distribution. The RSUs granted hereunder shall be distributed to the Grantee in connection with the distribution of the Grantee’s DC Account in accordance with Section 8 of the Deferral Plan. 5) Successors and Assigns; No Third Party Beneficiaries. Unless otherwise determined by the Board, the Grantee shall not be permitted to transfer or assign this Agreement or the RSUs, except as expressly permitted under the Plan and the Deferral Plan. The Company may assign this Agreement to an entity controlled by or under common control with the Company or to an entity that acquires all or substantially all of the business, equity or assets of the Company. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company Group and its successors and assigns and upon the Grantee and the Grantee’s heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Company Group and the Grantee, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. 6) Taxes. As a condition to the granting of the RSUs, the Grantee acknowledges and agrees that the Grantee is solely responsible for any tax liability, including the payment of any and all applicable taxes payable in connection with this Award and the distribution of the RSUs in connection with the distribution of the Grantee’s DC Account. As a member of the Company’s Board who is not employed by the Company, the Grantee is treated as an independent contractor for tax purposes. Accordingly, unless otherwise required by applicable law or regulation, the Company shall not withhold any federal, state, or local income or employment taxes in connection with the RSUs or the distribution of the Grantee’s DC Account. Grantee represents and warrants that Grantee understands the federal, state and local income tax consequences associated with this Award, including upon distribution of the Grantee’s DC Account. 7) No Rights to Continued Service. The granting of the RSUs shall impose no obligation on any member of the Company Group to continue the Grantee’s service to the Company as a member of the Board (“Service”) and shall not interfere in any way with the right of any member of the Company Group to terminate such Service. 8) Governing Law. This Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict or choice of law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction. 9) Consent to Jurisdiction. The Company and the Grantee, by the Grantee’s

3 execution hereof, (a) hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that the Grantee is not subject personally to the jurisdiction of the above-named courts, that the Grantee’s property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agree not to commence any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise; provided, however, that the Company and the Grantee may seek to enforce a judgment issued by the above-named courts in any proper jurisdiction. The Company and the Grantee hereby consent to service of process in any such proceeding, and agree that service of process by registered or certified mail, return receipt requested, at the Grantee’s address specified pursuant to Section 13 is reasonably calculated to give actual notice. 10) WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT THE GRANTEE SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 10 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND SHALL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. 11) Compliance with Section 409A. Notwithstanding any other provision of this Agreement to the contrary: a) The Company intends that the RSUs be exempt from, or satisfy the requirements of, Section 409A. This Agreement shall be interpreted in accordance with that intent, such that there are no adverse tax consequences, interest or penalties under Section 409A as a result of the RSUs. In no event whatsoever will any member of the Company Group or any of their respective directors, officers, agents, attorneys, employees, shareholders, investors, managers, fiduciaries, successors or assigns be liable for any additional tax, interest or penalties that may be imposed on the Grantee under Section 409A or any damages for failing to comply with Section 409A.

4 b) A termination of Service shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits considered “nonqualified deferred compensation” under Section 409A upon or following a termination of Service unless such termination is also a “separation from service” within the meaning of Section 409A, and for purposes of any such provision of this Agreement, references to a “termination,” “terminate,” “termination of Service” or like terms shall mean “separation from service” within the meaning of Section 409A. 12) No Guarantees Regarding Tax Treatment. Grantee (or Grantee’s beneficiaries) shall be responsible for all taxes with respect to the RSUs and the Grantee’s DC Account. The Board and the Company make no guarantees regarding the tax treatment of the RSUs and the Grantee’s DC Account. Neither the Board nor the Company has any obligation to take any action to prevent the assessment of any tax under Section 409A of the Code or Section 457A of the Code or otherwise. 13) Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in the regular mail, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 1 Hancock Street, Portland, ME 04101, Attention: Chief Legal Officer, or such other address as the Company may designate in writing to the Grantee. 14) No Effect on Compensation. The amount of any compensation the Grantee receives pursuant to this Agreement shall not constitute includable compensation for purposes of determining the amount of benefits to which the Grantee is entitled to under any other compensation or benefit plan or program of the Company Group, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan or as otherwise expressly required under applicable law. 15) Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof. 16) Recoupment/Clawback. Notwithstanding any other provision in the Plan or this Agreement to the contrary, any amounts paid (in cash or non-cash) to the Grantee under this Agreement that are subject to recovery under any current or future law, government regulation, stock exchange listing requirement, or policy of the Company Group (“Company Policy”), will be recouped and recovered by the Company pursuant to such law, government regulation, stock exchange listing requirement, or Company Policy unless such Company Policy violates the laws of the State of Delaware. 17) Amendments. Subject to the terms of the Plan, the Board may amend, alter, suspend, discontinue or terminate this Agreement, the Plan, or any portion thereof at any time, in its sole discretion; provided, that no action taken by the Board shall adversely affect in any material respect any rights granted to the Grantee under this Agreement (other than pursuant to

5 Article 10 of the Plan or as the Board deems necessary to comply with applicable law, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 409A) without the Grantee’s written consent. No amendment or modification of any term of this Agreement shall be effective unless signed in writing by or on behalf of the Company and, if required, the Grantee, and made in accordance with the terms of the Plan. 18) Severability. The provisions of this Agreement are severable and the invalidity of any one or more provisions shall not affect the validity of any other provision. In the event that a court of competent jurisdiction shall determine that any provision of this Agreement or the application thereof is unenforceable in whole or in part because of the duration or scope thereof, the parties hereto agree that said court in making such determination shall have the power to reduce the duration and scope of such provision to the extent necessary to make it enforceable, and that the Agreement in its reduced form shall be valid and enforceable to the full extent permitted by law. 19) Entire Agreement. This Agreement (including Exhibit A), the Memorandum, the Deferral Plan and the Plan constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof. The Grantee shall continue to be bound by any confidentiality, non-competition, non-solicitation and other similar restrictive covenants contained in any agreement between the Grantee and the Company, its affiliates and their respective predecessors to which the Grantee is bound. 20) Authority. The Board has complete authority and discretion to determine Awards, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Board as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties. 21) Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock underlying or relating to any Award until the Common Stock is issued to the Grantee, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. 22) Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile and pdf e-mail signatures shall have the same legal effect as manual signatures. 23) Electronic Delivery. The Company may, in its sole discretion, decide to deliver this Agreement, the Memorandum and any other documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to sign this Agreement and the Memorandum by acknowledgment through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

6 IN WITNESS WHEREOF, this Agreement is effective as of the date first above written. WEX INC. By: Melissa Smith Its: Chair and Chief Executive Officer

7 EXHIBIT A State Specific Provisions This Exhibit A includes special terms and conditions applicable to Awards granted to such Grantee under the Plan if the Grantee resides and/or works in one of the jurisdictions listed below. These terms and conditions are in addition to or, if so indicated, in replacement of the terms and conditions set forth in the Agreement. If the Grantee is a citizen or resident of a jurisdiction other than the one in which the Grantee is currently residing and/or working, transfers residency to another jurisdiction after the Award is granted or is considered a resident of another jurisdiction for local law purposes, the terms and conditions and notifications contained herein may not be applicable to the Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances. United States - California Only Consent to Jurisdiction: The following provision replaces Section 9 of the Agreement in its entirety: 9) Consent to Jurisdiction. Nothing in this Agreement will require Grantee to adjudicate outside of California a claim arising in California or be applied so as to deprive Grantee of the substantive protection of California law with respect to a controversy arising in California. Waiver of Jury Trial: Section 10 is deleted in its entirety. United States - Georgia Only Waiver of Jury Trial: Section 10 is deleted in its entirety.